                U S WEST SAVINGS AND SECURITY PLAN/ESOP
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                           December 31, 1992
                        (Thousands of Dollars)
                              __________

                                 |---------Fund Information------------|

                                  U S WEST    Interest    U.S. Asset
        ASSETS                     Shares      Income     Allocation    Subtotal
INVESTMENTS AT VALUE
  (cost $749,191)
    U S WEST common shares        $509,780    $      -    $      -      $509,780
    Government obligations               -      24,340           -        24,340
    Banks & insurance company
      contracts                          -     122,319           -       122,319
    Other investment contracts           -      37,532           -        37,532
    Other marketable securities          -       2,111      63,578        65,689
    Temporary investments            1,551       6,107       1,788         9,446
                                   -------     -------     -------       -------
   Total investments               511,331     192,409      65,366       769,106
                                   -------     -------     -------       -------

RECEIVABLES
 Allotments & contributions          4,468       2,191       1,132         7,791
 Fund & other transfers, net             -         340         762         1,102
 Dividends & interest                   14         189           5           208
 Loans to plan participants              -           -           -             -
                                   -------     -------     -------       -------
   Total assets                    515,813     195,129      67,265       778,207
                                   -------     -------     -------       -------
        LIABILITIES

PAYABLES
 Notes                                   -           -           -             -
 Expenses                            2,175         970         446         3,591
 Fund & other transfers, net         1,597           -           -         1,597
                                   -------     -------     -------       -------
   Total liabilities                 3,772         970         446         5,188
                                   -------     -------     -------       -------
Net assets available for
  plan benefits                   $512,041    $194,159     $66,819      $773,019
                                   =======     =======      ======       =======

    The accompanying notes are an integral part of these financial statements.

                U S WEST SAVINGS AND SECURITY PLAN/ESOP
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                           December 31, 1992
                        (Thousands of Dollars)
                              __________

                                           |-----Fund Information-----|

                                            Participant
        ASSETS                    Subtotal     Loans        ESOP       Total
INVESTMENTS AT VALUE
  (cost $749,191)
    U S WEST common shares        $509,780   $      -     $120,738    $630,518
    Government obligations          24,340          -            -      24,340
    Banks & insurance company
      contracts                    122,319          -            -     122,319
    Other investment contracts      37,532          -            -      37,532
    Other marketable securities     65,689          -            -      65,689
    Temporary investments            9,446          -            4       9,450
                                   -------    -------      -------     -------
   Total investments               769,106          -      120,742     889,848
                                   -------    -------      -------     -------

RECEIVABLES
 Allotments & contributions          7,791          -            -       7,791
 Fund & other transfers, net         1,102          -            -       1,102
 Dividends & interest                  208          -           17         225
 Loans to plan participants              -     23,237            -      23,237
                                   -------     ------      -------     -------
   Total assets                    778,207     23,237      120,759     922,203
                                   -------     ------      -------     -------
        LIABILITIES

PAYABLES
 Notes                                   -          -      124,967     124,967
 Expenses                            3,591          -            -       3,591
 Fund & other transfers, net         1,597         38            -       1,635
                                   -------     ------      -------     -------
   Total liabilities                 5,188         38      124,967     130,193
                                   -------     ------      -------     -------
Net assets available for
  plan benefits                   $773,019    $23,199     $ (4,208)   $792,010
                                   =======     ======      =======     =======

    The accompanying notes are an integral part of these financial statements.

                U S WEST SAVINGS AND SECURITY PLAN/ESOP
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                           December 31, 1993
                        (Thousands of Dollars)
                              __________

                      |----------------Fund Information----------------|

                          U S WEST   Interest   U.S. Asset
        ASSETS             Shares     Income    Allocation   U.S. Stock  Subtotal

INVESTMENTS AT VALUE
  (cost $808,579)
  U S WEST common shares  $644,229   $      -   $     -      $    -      $644,229
  Government obligations         -      8,674         -           -         8,674
  Bank & insurance
    company contracts            -    122,365         -           -       122,365
  Other investment
    contracts                    -     56,318         -           -        56,318
  Other marketable
    securities                   -      1,581    82,336       6,443        90,360
  Temporary investments     3,885       9,432     1,319          83        14,719
                          -------     -------    ------       -----       -------
   Total investments      648,114     198,370    83,655       6,526       936,665
                          =======     =======    ======       =====       =======

RECEIVABLES
 Allotments &
   contributions            1,869         921       520          80         3,390
Fund & other
  transfers, net                -           -       266         385           651
Dividends & interest            7          37         3          10            57
Loans to plan
  participants                  -           -         -           -             -
Investments sold               23           -         -          23             -
                          -------     -------    ------       -----       -------
   Total assets           650,013     199,328    84,444       7,001       940,786
                          -------     -------    ------       -----       -------
     LIABILITIES

PAYABLES
 Notes                          -           -         -           -             -
 Expenses                   2,744         947       618          11         4,320
 Fund & other
   transfers, net              99         791         -           -           890
                          -------     -------    ------       -----       -------
   Total liabilities        2,843       1,738       618          11         5,210
                          -------     -------    ------       -----       -------

Net assets available
  for plan benefits      $647,170    $197,590   $83,826      $6,990      $935,576
                          =======     =======    ======       =====       =======


    The accompanying notes are an integral part of these financial statements.

                U S WEST SAVINGS AND SECURITY PLAN/ESOP
          STATEMENT OF NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                           December 31, 1993
                        (Thousands of Dollars)
                              __________

                                |---------------Fund Information----------------|

                                  Global  International  Participant
        ASSETS         Subtotal   Assets      Stock         Loans       ESOP   Total

INVESTMENTS AT VALUE
  (cost $808,579)
 U S WEST common
   shares              $644,229    $    -   $     -      $     -     $115,039 $  759,268
 Government
   obligations            8,674         -         -            -            -      8,674
 Bank & insurance
   company contracts    122,365         -         -            -            -    122,365
 Other investment
   contracts             56,318         -         -            -            -     56,318
 Other marketable
   securities            90,360     4,056    11,195            -            -    105,611
Temporary investments    14,719        88        28            9            7     14,851
                        -------     -----    ------       ------      -------  ---------
   Total investments    936,665     4,144    11,223            9      115,046  1,067,087
                        -------     -----    ------       ------      -------  ---------

RECEIVABLES
 Allotments &
   contributions          3,390        50       109            -            -      3,549

 Fund & other
   transfers, net           651        66       522          479            -      1,718
Dividends & interest         57         -         -            -           16         73
Loans to plan
  participants                -         -         -       30,603            -     30,603
Investments sold             23         -         -            -            -         23
                        -------     -----    ------       ------      -------  ---------
   Total assets         940,786     4,260    11,854       31,091      115,062  1,103,053
                        -------     -----    ------       ------      -------  ---------

     LIABILITIES
PAYABLES
 Notes                        -         -         -            -      103,482    103,482
 Expenses                 4,320         8        32           17            -      4,377
 Fund & other
  transfers, net            890         -         -            -            -        890
                        -------     -----    ------       ------      -------  ---------
    Total liabilities     5,210         8        32           17      103,482    108,749
                        -------     -----    ------       ------      -------  ---------

Net assets available
  for plan benefits    $935,576    $4,252   $11,822      $31,074      $11,580   $994,304
                        =======     =====    ======       ======       ======    =======

    The accompanying notes are an integral part of these financial statements.

             U S WEST SAVINGS AND SECURITY PLAN/ESOP
    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                 for the year ended December 31, 1993
                        (Thousands of Dollars)
                              __________

                           |--------------Fund Information--------------|

                           U S WEST   Interest   U.S. Asset
                            Shares     Income    Allocation   U.S. Stock  Subtotal

Net assets
  January 1, 1993          $512,041   $194,159   $66,819      $    -     $773,019
                            -------    -------    ------       -----      -------

ADDITIONS
(DEDUCTIONS)
 Employee allotments         30,372     25,816    13,886       1,594       71,668
 Company contributions
   Cash                      12,026          -         -           -       12,026
   Allocation of company
     shares                  22,560          -         -           -       22,560

 Fund & other
   transfers, net            (3,771)   (17,530)   (3,578)      5,106      (19,773)
                            -------    -------    ------       -----      -------
 Total additions
   (deductions)              61,187      8,286    10,308       6,700       86,481

INCOME
  USW common
   shares dividends          23,558          -         -           -       23,558
     Cash
     Allocation of company
       shares                 5,008          -         -           -        5,008

  Interest & other
    dividends                   246     13,217     3,909         145       17,517
Net appreciation
  (depreciation) in fair
    value of investments     99,398        (37)    7,145         319      106,825
                             ------     ------    ------       -----      -------

   Total additions &
     income                 189,397     21,466    21,362       7,164      239,389
                            -------     ------    ------       -----      -------

PAYMENTS
 Payment of interest
   on loans                       -          -         -           -            -
 Plan expenses                1,187        505       340          17        2,049
 Participant distributions   53,081     17,530     4,015         157       74,783
                            -------     ------     -----       -----      -------
Net assets
  December 31, 1993        $647,170   $197,590   $83,826      $6,990     $935,576
                            =======    =======    ======       =====      =======

    The accompanying notes are an integral part of these financial statements.

                U S WEST SAVINGS AND SECURITY PLAN/ESOP
    STATEMENT OF CHANGES IN NET ASSETS AVAILABLE FOR PLAN BENEFITS
                         WITH FUND INFORMATION
                 for the year ended December 31, 1993
                        (Thousands of Dollars)
                              __________

                           |--------------Fund Information---------------|

                              Global  International  Participant
                    Subtotal  Assets      Stock         Loans     ESOP    Total
Net assets
  January 1, 1993   $773,019  $    -    $     -     $23,199   $(4,208)  $792,010
                     -------   -----     ------      ------    ------    -------
ADDITIONS
(DEDUCTIONS)
 Employee allotments  71,668     837      1,163           -         -     73,668
 Company contributions
   Cash               12,026       -          -           -    20,418     32,444
   Allocation of
     company shares   22,560       -          -           -   (22,560)         -
 Fund & other
  transfers, net     (19,773)  3,212      9,734       6,524        14       (289)
                     -------   -----      -----       -----    ------    -------

 Total additions
   (deductions)       86,481   4,049     10,897       6,524    (2,128)   105,823

INCOME
 USW common shares
  dividends
    Cash              23,558       -          -           -     11,037    34,595
    Allocation of
      company shares   5,008       -          -           -     (5,008)        -


 Interest &
   other dividends    17,517     124          1       2,568        104    20,314
 Net appreciation
   (depreciation)
   in fair value of
   investments       106,825     134        992           -     21,869   129,820
                     -------   -----     ------       -----     ------   -------

      Total
      additions &
      income         239,389   4,307     11,890       9,092     25,874   290,552
                     -------   -----     ------       -----     ------   -------

PAYMENTS
 Payment of interest
   on loans                -       -          -           -     10,086    10,086
 Plan expenses         2,049      25         14         216          -     2,304
 Participant
   distributions      74,783      30         54       1,001          -    75,868
                     -------   -----     ------       -----     ------   -------

Net assets
 December 31, 1993  $935,576  $4,252    $11,822     $31,074    $11,580  $994,304
                     =======   =====     ======      ======     ======   =======

    The accompanying notes are an integral part of these financial statements.